PROACTIVE

                             ASSET ALLOCATION FUNDS


------------------------------- [LOGO] Sailboat --------------------------------


                                      THE
                           OPTI-FLEX(R) DYNAMIC FUND

                               SEMI-ANNUAL REPORT

                                 JUNE 30, 1998

--------------------------------------------------------------------------------




                 This report has been prepared for shareholders
               and may be distributed to others only if preceded
                    or accompanied by a current prospectus.

                                                                August 27, 1998
Dear Fellow OPTI-FLEX(R)DYNAMIC FUND Shareholder:

Although we are not satisfied with the performance of our Fund for the first six months of 1998, we are optimistic about our investment return prospects for the balance of this year and beyond. We know by hindsight that we could have provided a higher return during the first half of 1998 by being willing to be more aggressively invested in various stock markets. However, our reluctance to do so is being justified by significant declines in virtually all stock markets around the globe from their peaks in mid July.

According to FastTrack, from the close of business on July 17, 1998 to the close of business today on August 27, 1998 various stock market indices have declined as follows:

Dow Jones 15 Utilities Average  -3.60%  NYSE Composite Average           -13.64%
Hong Kong Hang Seng Index       -8.18%  Frankfurt Dax Index              -14.90%
AMEX Oil Index                 -10.93%  NASDAQ Composite Average         -16.05%
S&P 500 Composite Average      -12.15%  AMEX Composite Average           -17.28%
Dow Jones 30 Industrials       -12.23%  Dow Jones 20 Transportation Avg. -18.79%
London Financial Times Index   -13.05%  Russell 2,000 Small Cap. Average -20.82%
NYSE Composite Average         -13.64%  Philadelphia Gold & Silver Index -22.90%

With slowing corporate profit growth and increasing uncertainty of events in the White House and around the globe, we believe both U.S. and foreign investors will continue to reduce their stock market exposure during the coming weeks and months. Consequently, we have increased our investments in "long-short funds" to 93% of our portfolio. The "long-short funds" in which we are invested buy stocks "long" that they believe are undervalued and sell stocks "short" (stocks that they do not yet own) that they anticipate will fall in value. We believe the mix of funds in which we are currently invested has potential for profit (as well as loss) in bear markets, bull markets and choppy markets, which is what we expect over the near term. We believe the strong U.S. dollar, which has supported our financial markets during the past few years, has reached strong resistance levels.

Thank you for your patience during the past year. Several of the "long-short funds" in which we wanted to invest a larger portion of our portfolio have continued to grow in recent months, allowing us to add to our investment positions. We also expect several new flexible funds to become available to us during the next few months. It should not be assumed that recommendations made in the future will be profitable or will equal past performance. I have personally had at least $1.6 million invested in this Fund since December 1996. I added $500,000 in April 1997 and I transferred the full remaining balance of my own retirement accounts, worth about $600,000, into this Fund last month, bringing my total investment in this Fund to approximately $2.7 million. Consequently, I have a common interest with you in attempting to control risk as well as in attempting to achieve an above average return with our OPTI-FLEX(R) DYNAMIC FUND.

Sincerely yours,

/s/ C. Martin Unterreiner

C. Martin Unterreiner
OPTI-FLEX(R) Portfolio Manager

                          THE OPTI-flex(R) DYNAMIC FUND


                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (Unaudited)

                                                       SHARES           VALUE
                                                   ------------    ------------
MUTUAL FUNDS - 100.0%
   Ameristock Mutual Fund*                              10,847  $      341,476
   Caldwell & Orkin Market Opportunity Fund            348,308       7,115,937
   Flex-funds Money Market Fund                         40,584          40,584
   Invesco European Small Company Fund*                 27,550         426,480
   Montgomery Emerging Asia Fund*                       33,244         205,448
   Montgomery Global Communications Fund                 7,205         164,859
   Montgomery Global Long Short Class-A*                75,405       1,057,177
   Montgomery Global Opportunities Trust*                8,501         163,134
   Montgomery International Small Cap Fund*             10,729         162,438
   Montgomery Partners Emerging Markets Focus*           9,627          89,919
   Montgomery Small Cap Fund*                            7,857         162,885
   Montgomery Small Cap Opportunity Fund*                8,529         163,419
   Montgomery U.S. Emerging Growth Fund*                 7,445         162,814
   Nicholas Applegate Emerging Countries Fund           20,814         307,428
   Pioneer India Fund*                                  56,808         318,126
   Rydex Retailing Fund*                                15,193         165,602
   Rydex Series Trust Healthcare Fund*                  25,050         262,775
   Rydex Telecommunications Fund*                       16,567         167,820
   Vontobel Eastern European Equity Fund                25,020         304,746
   Warburg Pincus Japan OTC Fund*                       50,489         318,583
                                                                    -----------
TOTAL MUTUAL FUNDS
   (Cost $11,444,828)                                               12,101,650
                                                                    -----------

TOTAL INVESTMENTS - 100%
   (Cost $11,444,828)                                           $   12,101,650
                                                                    ===========

*  Represents non-income producing securities.

See accompanying notes to financial statements.

                          THE OPTI-flex DYNAMIC(R) FUND


                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (Unaudited)


 Assets:
    Investments, at market value (cost $11,444,828)       $ 12,101,650
    Interest receivable                                          1,012
    Receivable from adviser                                     16,766
    Unamortized organization costs                              48,775
    Prepaid expense and other assets                            17,033
    Total Assets                                            12,185,236

 Liabilities:
     Payable for capital stock redeemed                          4,116
    Dividends payable                                              196
    Management fees payable                                     22,754
    12b-1 fees payable                                          23,806
    Organizational costs due to advisor                         52,520
    Shareholder services fees payable                            7,226
    Other accrued liabilities                                   17,917
    Total Liabilities                                          128,535

 Net Assets                                               $ 12,056,701

 Components of Net Assets:
    Capital                                               $ 12,444,227
    Accumulated net investment loss                            (85,806)
    Accumulated undistributed net realized gains              (958,542)
      (losses) from investment transactions
    Net unrealized appreciation (depreciation) of              656,822
      investments
    Total Net Assets                                      $ 12,056,701

 Capital Stock Outstanding                                   1,213,400

 Net Asset Value -- Offering and Redemption               $       9.94
                    Price Per Share

 See accompanying notes to financial statements.

                          THE OPTI-flex(R) DYNAMIC FUND


                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (Unaudited)


Investment Income:
    Interest                                             $     25,737
    Dividends                                                  37,127
    Total Investment Income                                    62,864

 Fund Expenses:
    Investment advisory fees                                   48,627
    Distribution expense                                       48,627
    Shareholder service fee                                    16,209
    Transfer agent and accounting fees                         15,301
    Administrative fees                                        15,230
    Registration and filing fees                               15,060
    Trustee fees                                               10,690
    Amortization of organization costs                          7,432
    Audit fees                                                  5,921
    Custodian fees                                              5,285
    Insurance expense                                           4,510
    Other expenses                                              2,172
    Total expenses                                            195,064

       Expenses voluntarily waived by adviser                 (38,863)
       12b-1 expenses reduced                                  (1,596)

    Net Expenses                                              154,605

Net investment loss                                           (91,741)

Realized and Unrealized Gains (Losses) from Investments
    Net realized losses from investment transactions         (339,937)
    Net change in net unrealized appreciation of investments  723,907
    Net Realized and Unrealized Gains from Investments        383,970

Net Increase in Net Assets Resulting from Operations     $    292,229


See accompanying notes to financial statements.

                          THE OPTI-flex(R) DYNAMIC FUND


                      STATEMENTS OF CHANGES IN NET ASSETS


                                                   Six Months       Year Ended
                                                   Ended June      December 31,
                                                    30, 1998           1997
                                                   (Unaudited)
  Increase (Decrease) In Net Assets:
    Operations:
       Net investment loss                        $   (91,741)    $    35,805
       Net realized losses from investment           (339,937)        476,703
          transactions
       Net change in unrealized appreciation of       723,907         (64,715)
          investments
       Net Increase in Net Assets Resulting from      292,229         447,793
          Operations

    Dividends and Distributions to Shareholders:
       From net investment income                         ---         (29,870)
       From net realized gains                            ---        (476,703)
       In excess of net realized gains                    ---        (618,605)
       Net Decrease in Net Assets Resulting from          ---      (1,125,178)
          Dividends and Distributions to Shareholders

    Capital Transactions:
       Proceeds from shares subscribed                915,989       8,429,617
       Reinvestment of dividends                          ---       1,095,529
       Cost of shares redeemed                     (2,681,040)     (2,124,308)
       Net Increase (Decrease) in Net Assets       (1,765,051)      7,400,838
          Resulting from Capital Transactions

    Total Increase (Decrease) In Net Assets        (1,472,822)      6,723,453
    Net Assets - Beginning of Period               13,529,523       6,806,070
    Net Assets - End of Period                    $12,056,701     $13,529,523

    Share Transactions:
       Subscribed                                      92,697         802,295
       Reinvested                                         ---         112,362
       Redeemed                                      (266,651)       (199,325)
       Net Increase (Decrease) in Shares             (173,954)        715,332
          Outstanding


See accompanying notes to financial statements.

                          THE OPTI-flex(R) DYNAMIC FUND

                              FINANCIAL HIGHLIGHTS

                                                               Six Months     Year Ended   October 1, 1996 (1)
                                                               Ended June 30, December 31,  through December
                                                                   1998           1997          31, 1996
                                                               (Unaudited)

 Net Asset Value, Beginning of Period                             $  9.75       $ 10.13        $ 10.00

 Investment Operations:
   Net investment income (loss)                                     (0.07)         0.03           0.09
   Net gains from investments (realized and unrealized)              0.26          0.47           0.23

   Total                                                             0.19          0.50           0.32

 Distributions:
   From net investment income                                         ---         (0.02)         (0.09)
   From net realized gains                                            ---         (0.38)         (0.10)
   In excess of net realized gains                                    ---         (0.48)           ---

   Total                                                              ---         (0.88)         (0.19)

 Net Asset Value, End of Period                                   $  9.94       $  9.75        $ 10.13

 Total Return                                                        1.95%(2)      4.94%          3.22%(2)

 Ratios/Supplemental Data:
   Net assets, end of period (000)                                $12,057       $13,530        $ 6,806
   Ratio of expenses to average net assets                           2.38%(3)      2.35%          2.39%(3)
   Ratio of net investment income (loss) to average net assets      -1.41%(3)      0.32%         17.25%(3)(4)
   Ratio of expenses to average net assets, before voluntary         3.00%(3)      3.33%         14.61%(3)
      fee reductions
   Ratio of net investment income (loss) to average net assets      -2.03%(3)     -0.66%          5.03%(3)
      before voluntary fee reductions
   Portfolio turnover rate                                        1356.04%      1237.35%         18.77%

(1)  Date of commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) This ratio is higher than normal for a fund of this type because it is an annualized ratio based on the net investment income earned during the period which included annual dividends from its investment holdings.

See accompanying notes to financial statements.

                  THE OPTI-FLEX(R) DYNAMIC FUND, JUNE 30, 1998

NOTES TO FINANCIAL STATEMENTS                                       (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION
The PROACTIVE Asset Allocation Funds was organized in 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The OPTI-FLEX(R) Dynamic Fund (the "Fund") commenced operations on October 1, 1996. The Fund is authorized to issue an indefinite number of shares of $0.10 par value stock. The Fund's objective is to seek a high total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Mutual funds are valued at the daily redemption value determined by the underlying fund.

Money market securities maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase Agreements -- The Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions - The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains.

Organizational Costs -- Costs related to the organization of the Fund have been deferred and are being amortized on a straight-line basis over a five-year period.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
PROACTIVE Money Management, Inc. (the "Advisor") provides the Fund with investment management research, statistical and advisory services. For such services the Fund pays monthly a fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.75% of average net assets up to $500 million, 0.65% of average net assets exceeding $500 million. During the six months ended June 30, 1998, PROACTIVE voluntarily reimbursed expenses of the Fund so that total expenses of the Fund would not exceed 2.40% of average daily net assets.

During the six months ended June 30, 1998 fee waivers and reimbursements of $40,459 were required to achieve the recorded expense ratios. To the extent the Fund does not increase net assets, the Fund is reliant upon the ability of the investment advisor to continue to provide fee waivers and reimbursements. The investment advisor is dependent upon achieving its own financial goals, including targeted increases in the Fund's net assets through net sales of fund shares, in order to provide such support to the Fund.

Pursuant to Rule 12b-1 of the Act, the Fund has adopted a Distribution Plan (the "Plan") with PROACTIVE Financial Services, Inc. (the "Distributor"). Under the provisions of the Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.75% of average daily net assets of the Fund, to aid in the distribution of Fund shares. Additionally, the Fund has adopted a Service Plan with the Distributor. Under the provisions of the Service Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of the Fund, to reimburse securities dealers for personal services or maintenance of shareholder accounts.

Certain officers and trustees of the Fund are also officers or directors of the Advisor and the Distributor.

4. PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, excluding short-term investments and U.S. Government and agency obligations for the six months ended June 30, 1998 were as follows:

                                          PURCHASES                   SALES
                                          ---------                   -----
   OPTI-FLEX(R)Dynamic Fund              $172,555,326             $173,601,114

As of June 30, 1998, the aggregate cost of investments and net unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:

                      Investments    Unrealized     Unrealized    Net Unrealized
                        at cost     Appreciation   Depreciation    Depreciation

   Opti-FLEX(R)
   Dynamic Fund       $11,444,828     $684,257      ($27,435)       $656,822

                          The OPTI-FLEX(R) DYNAMIC Fund



                               INVESTMENT ADVISOR
                        PROACTIVE Money Management, Inc.

                                  DISTRIBUTOR
                       PROACTIVE Financial Services, Inc.

                    ADDRESS OF FUND, ADVISOR, & DISTRIBUTOR
                       500 Chesterfield Center, Suite 250
                             Chesterfield, MO 63017
                                 888-PROACTIVE
                                 (888-776-2284)
                                  314-530-7575
                         www.proactive-inc.com/optifund

                                   CUSTODIAN
                                Star Bank, N.A.
                                Star Bank Center
                               425 Walnut Street
                              Cincinnati, OH 45202

                           TRANSFER AGENT & DIVIDEND
                                DISBURSING AGENT
                          Mutual Funds Service Company
                              6000 Memorial Drive
                                Dublin, OH 43017
                                  888-587-3539
                         614-798-3149 (in Central Ohio)

                                 LEGAL COUNSEL
                     Armstrong, Teasdale, Schlafly, & Davis
                            One Metropolitan Square
                            St. Louis, MO 63102-2740

                                    AUDITORS
                             KPMG Peat Marwick LLP
                              Two Nationwide Plaza
                               Columbus, OH 43215